Exhibit 10.2

THIRD AMENDMENT TO

THE 2003 AMENDED AND RESTATED EQUITY PARTICIPATION PLAN OF

SCPIE HOLDINGS INC.

THIS THIRD AMENDMENT TO THE 2003 AMENDED AND RESTATED EQUITY PARTICIPATION PLAN OF SCPIE HOLDINGS INC. (this “Third Amendment”), dated as of June 22, 2006, is made and adopted by SCPIE HOLDINGS INC., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the 2003 Plan (as defined below).

RECITALS

WHEREAS, the Company maintains The 2003 Amended and Restated Equity Participation Plan of SCPIE Holdings Inc, as amended by the First Amendment thereto dated as of February 26, 2004 and Second Amendment thereto dated as of August 3, 2004 (as amended to date, the “2003 Plan”);

WHEREAS, the Company desires to amend the 2003 Plan as set forth below;

WHEREAS, pursuant to Section 10.2 of the 2003 Plan, the 2003 Plan may be amended by the Board of Directors of the Company;

NOW, THEREFORE, the Company hereby amends the 2003 Plan as follows:

1. Section 3.4.4 is hereby amended and restated in its entirety to read as follows:

“3.4.4 From time to time on or after the date of the annual meeting of stockholders held in 2006, the Board may, in its absolute discretion, and subject to the applicable limitations of this Plan, grant to the Independent Directors Options to purchase shares of Common Stock. If the Board grants an Option pursuant to this section, then it shall determine the number of shares of Common Stock that will be subject to such Option.”

2. Sections 3.4.4.1 through 3.4.4.5 and Section 4.4.1.1 are hereby deleted in their entirety.

3. This Third Amendment shall be and is hereby incorporated in and forms a part of the 2003 Plan.

4. All other terms and provisions of the 2003 Plan shall remain unchanged except as specifically modified herein.

5. The 2003 Plan, as amended by this Third Amendment, is hereby ratified and confirmed.

[Signature Page to Follow]

I hereby certify that the foregoing Third Amendment was duly adopted by the Board of Directors of SCPIE Holdings Inc. on June 22, 2006, at 8:30 a.m., to be effective prior to the 2006 annual meeting of stockholders of SCPIE Holdings Inc.

By:	/s/ Joseph P. Henkes
Name:	Joseph P. Henkes
Title:	Secretary